Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Rickel, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011 of Group 1 Automotive, Inc. (“registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ John C. Rickel
John C. Rickel
Chief Financial Officer

Date: February 29, 2012